Exhibit 10.17
Loan No. 73100202

RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:

Lisa C. Grimes
Assistant General Counsel
RGA Reinsurance Company
16600 Swingley Ridge Road
Chesterfield, Missouri 63017

CONSENT
AND ASSUMPTION AGREEMENT
WITH RELEASE

(Loan No. 73100202)

This Consent and Assumption Agreement with Release (this "Agreement") dated as of the 14th day of August, 2015, is made by and among RGA REINSURANCE COMPANY, a Missouri corporation, (“Lender”), ICM VI-PHILIP CENTRE, LP, a Georgia limited partnership, (“Seller”), BRUCE TIMM (“Original Guarantor”), ARHC PPLVLGA01, LLC, a Delaware limited liability company (“Buyer”) and AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC., a Maryland corporation (“Guarantor”) with reference to the following facts:

RECITALS

A.Seller is the owner of certain real property commonly known as 455 Philip Boulevard, located in the City of Lawrenceville, County of Gwinnett, State of Georgia and more particularly described in Exhibit A attached hereto and incorporated herein by reference together with all improvements, fixtures and personal property located thereon which, with the above described real property is collectively referred to as the "Property." The Property is encumbered by a first-lien and security interest on the fee simple interest in the Property evidenced by, among other, things, that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated September 27, 2012, executed by Seller in favor of Lender, filed and recorded in the office of the

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Clerk of the Superior Court for Gwinnett County, Georgia on October 5, 2012 in Book 51698, Page 0177 (hereinafter referred to as the "Mortgage").

B.The Mortgage secures repayment of a loan ("Loan") evidenced by an Promissory Note ("Note") dated September 27, 2012, in the original principal amount of $5,200,000.00 executed by Seller, as maker, in favor of Lender. The Mortgage further secures performance of all the obligations, covenants, and agreements contained in the Mortgage, that certain Assignment of Leases and Rents dated September 27, 2012, executed by Seller in favor of Lender and recorded in the office of the Clerk of the Superior Court for Gwinnett County, Georgia on October 5, 2012 in Book 51698, Page 0213 (the “Assignment of Rents”) that certain Environmental Indemnity Agreement dated September 27, 2012 by Seller and Original Guarantor in favor of Lender (“Original Environmental Indemnity”), that certain Separate Guranty of Carveout Obligations dated September 27, 2012 by Original Guarantor in favor of Lender (“Original Carveout Guaranty”), that certain Escrow Agreement from Seller to Lender dated September 27, 2012 (the “Escrow Agreement”), and all other documents executed by Seller and/or Original Guarantor to induce the Lender to make the Loan, perfectthe lien or security interest created by the Mortgage or otherwise evidence, secure or memoriale the Loan (such documents together with the Note, Mortgage and Assignment of Rents, are collectively referred to herein as the "Original Loan Documents"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Mortgage and, from and after the date hereof, capitalized terms used in the Loan Documents (as defined below) and expressly defined herein shall have the meanings given to such terms in this Agreement.

C.Seller and Buyer have entered into an Agreement for Purchase and Sale of Real Property, having an effective date of June 22, 2015 (the “Purchase Agreement”). Seller has a one-time right to transfer title to the Property subject to the lien of the Mortgage, provided the Seller and/or the transferee satisfies certain conditions, one being that the transferee execute an assumption agreement acceptable to Lender pursuant to which said transferee assumes all of the obligations of Seller under the Loan Documents (as hereinafter defined).

D.Subject to the terms and conditions of this Agreement, Lender is willing to consent to the transfer of the Property to Buyer and permit Buyer's assumption of the Loan and obligations under the Loan Documents and except as set forth herein, Lender is willing to release Seller and Original Guarantor from obligations under the Loan Documents from and after the date of the transfer of the Property to Buyer. Lender's willingness to consent to such assumption by Buyer is expressly conditioned on Buyer's agreement that it is specifically assuming all obligations under the Note and other Loan Documents and that Guarantor will agree to assume the obligations of the Original Guarantor under the Loan Documents from and after the Acquisition Date (as hereinafter defined) by executing the New Carveout Guaranty (defined below) and the New Environmental Indemnity (defined below).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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1.GENERAL. Lender and Buyer confirm and agree that: (i) as of the date hereof the current outstanding principal balance of the Note is $5,123,943.45; and (ii) the next installment of principal and interest due under Note is due on September 1, 2015.

Buyer agrees that, unless and until Lender provides an alternative address for Lender, all Loan payments and all notices and correspondence to Lender shall be made or given to Lender c/o RGA Mortgage Loan Servicing LLC, P.O. Box 771320, St. Louis, Missouri 63177.

Seller represents and warrants that to the best of its knowledge (i) at the time of the conveyance of the Property to Buyer, all outstanding taxes and assessments due and owing with respect to the Property have been paid, (ii) all insurance required by the terms of the Mortgage (the "Required Insurance") is currently maintained on the Property and any related policies contain the non-contributory New York Standard Mortgage Clause or its equivalent in favor of Lender, its successors and/or assigns, c/o RGA Mortgage Loan Servicing LLC, P.O. Box 771320, St. Louis, Missouri 63177, and (iii) all insurance premiums for the Required Insurance have been paid. Buyer warrants that the Required Insurance will continue in place after the date the Property is conveyed to Buyer. Seller and Buyer hereby authorize Lender to transfer to Buyer any and all funds held in escrow by Lender as of the Acquisition Date.

2.CONSENT TO TRANSFER. Lender consents to the transfer of the Property from Seller to Buyer, subject to satisfaction of all of the following conditions precedent: (i) the complete execution and acknowledgment of this Agreement by all of the parties hereto and the delivery thereof to Lender for recordation concurrently with the closing of Buyer's acquisition of the Property ("Closing"); (ii) the execution and delivery of an Environmental Indemnity Agreement by Buyer and the Guarantor, in substantially the form delivered by Seller upon the closing of the Loan; (iii) the execution and delivery of a Separate Guaranty of Carveout Obligations by the Guarantor, in substantially the form delivered by the Original Guarantor upon the closing of the Loan; (iv) the delivery to Lender of satisfactory evidence that the Required Insurance is current and in force; (v) issuance to Lender, at Lender’s option, of the Title Policy, and Title Endorsements (as defined below) in form acceptable to Lender; (vi) the full release and reconveyance of any other liens or monetary encumbrances against the Property; (vii) payment of any real property taxes and assessments currently due and owing with respect to the Property; and (viii) payment to Lender of the Assumption Fee (as defined below), installment payment due under the Note and all other payments, fees and expenses required by Section 3 of this Agreement to be paid at Closing by Buyer and/or Seller.

3.ASSUMPTION FEE; INSTALLMENT PAYMENT; TITLE ENDORSEMENTS; AND EXPENSES. In consideration for Lender's consent to the transfer of the Property from Seller to Buyer, Buyer covenants and agrees to pay to Lender at Closing the sum of $51,239.44, which represents the assumption fee payable to Lender for consenting to Buyer's assumption of the Loan (the "Assumption Fee"). The Assumption Fee shall not be credited against the outstanding principal balance due under the Note. In addition, at Closing Buyer shall (i) cause Fidelity National Title Insurance Company to issue a mortgagee's policy of title insurance covering the Mortgage, in such form as Lender may reasonably require ("Title Policy"), insuring that the Mortgage is the only monetary lien of record against the Property and that the Mortgage is in a first lien position and

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including those endorsement to the Title Policy as required by Lender (the “Title Endorsements”), (ii) pay the cost of the Title Policy and the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and (iii) pay costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with this Agreement or this transaction.

4.BUYER'S ASSUMPTION OF LOAN; NEW FINANCING STATEMENTS. Effective from and after the Acquisition Date Buyer hereby expressly assumes the obligation for repayment of the unpaid balance due and owing on the Note, together with interest thereon as provided in the Note and expressly promises to pay all installments payable thereunder as they become due. Buyer further expressly assumes all other obligations under the Note, Mortgage, Assignment of Rents and Escrow Agreement, including liability for the Carveout Obligations (as defined in the Note), arising from and after the Acquisition Date with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower, grantor or trustor, as applicable; it being expressly agreed by Buyer that Lender's remedies for the Carveout Obligations shall not in any respect or extent be limited solely to the Property or any other collateral securing the obligations. In connection with the assumption of the obligations set forth in Note, Mortgage, Assignment of Rents and Escrow Agreement, Buyer and/or Guarantor, as applicable, have executed that certain Environmental Indemnity Agreement of even date herewith in favor of Lender (the “New Environmental Indemnity”), that Separate Guaranty of Carveout Obligations of even date herewith in favor of Lender (the “New Carveout Guaranty”) and that Assignment and Subordination of Management Agreement dated on or about the date hereof and executed by property manager in favor of Lender (the “New Assignment and Subordination;” this Agreement, the Note, the Mortgage, the Assignment of Rents, the Escrow Agreement, the New Environmental Indemnity, the New Assignment and Subordination and the New Carveout Guaranty are referred to herein collectively as the “Loan Documents”). The foregoing assumption by Buyer is absolute and unconditional, is not subject to any defenses, waivers, claims or offsets nor shall it be affected or impaired by any agreement, condition, statement or representation of Seller or any other person or entity or any failure to perform the same. Buyer and Guarantor hereby relinquish, waive and release any and all such defenses, claims, offsets, and causes of action against Lender. Buyer and Guarantor, as applicable, expressly agree that they have read and approved of and will comply with and be bound by all of the terms, conditions, and provisions contained in the Note, Mortgage and other Loan Documents from and after the Acquisition Date.

Buyer hereby authorizes Lender to file one or more UCC financing statements covering fixtures and personal property collateral related to the Property and covered by the security agreement contained in the Mortgage and Buyer hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Mortgage.

5.LIMITATION OF CONSENT. Lender's consent in this Agreement is strictly limited to the conveyance of the Property from Seller to Buyer, and this Agreement shall not constitute a waiver or modification of any requirement to obtain Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that, except as expressly provided herein or in the Loan Documents, any direct or indirect transfer of any legal or beneficial ownership interest in the Property

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or any portion thereof by Buyer shall entitle Lender to accelerate the Note balance and foreclose the Mortgage and that the transfer that is the subject of this Agreement is the one time transfer allowed under Section 37 of the Mortgage and that, except as expressly provided herein or in the Loan Documents, there are no further transfers of the Property allowed under said Mortgage. The Loan Documents are hereby ratified and confirmed and except as expressly modified in this Agreement, the Note, Mortgage and other Loan Documents remain unmodified and are in full force and effect.

6.NO REPRESENTATIONS OF LENDER. Buyer recognizes and agrees that Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, the condition of the Property or the use, occupancy, or status of the Property. To the extent Buyer has any claims which in any manner relate to the Property, the condition of the Property, or the use, occupancy, or status of the Property, the same shall not be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, or asserted as a defense to any of the Loan Documents.

7.EFFECT OF AGREEMENT. This Agreement shall be deemed to form a part of the Loan Documents. This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents, nor impair the lien of the Mortgage.

8.NO EFFECT ON LIENS OR PRIORITY. Nothing in this Agreement shall in any way release, diminish or affect the first position lien of the Mortgage or any liens created by, or the agreements or covenants contained in, the Loan Documents or the first-lien priority of any such liens. Buyer agrees that Note, Mortgage and other Loan Documents shall secure all other sums that may be advanced in the future by Lender pursuant to the terms of the Loan Documents.

9.SELLER'S REPRESENTATIONS & WARRANTIES. Seller hereby represents and warrants that (i) Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement; (ii) any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained; (iii) the entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement; (iv) this Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; (v) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder; (vi) no default exists nor has any event occurred, which, as a result of the passage of time or the expiration of any cure period would constitute a default; (vii) all representations and warranties in the Purchase Agreement are true and correct; (viii) the execution and delivery of this Agreement by Seller and Seller’s compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which Seller is a party or by which it is bound; and (ix) all representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

10.BUYER'S AND GUARANTOR’S REPRESENTATIONS, WARRANTIES & COVENANTS. Buyer hereby represents and warrants to Lender as of the date hereof that (i) Jesse

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C. Galloway is duly authorized on behalf of Buyer to execute, deliver and perform this Agreement and any other documents requested by Lender in connection herewith; (ii) Thomas P. D’Arcy is duly authorized on behalf of Guarantor to execute, deliver and perform this Agreement, and any other documents requested by Lender in connection herewith; (iii) any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained; (iv) the entities and/or persons executing this Agreement on behalf of Buyer and Guarantor are duly authorized to execute and deliver this Agreement; (v) to Buyer’s knowledge, the Loan Documents (other than this Agreement) are in full force and effect and the transactions contemplated under this Agreement and the Loan Documents constitute valid and binding obligations of Buyer and Guarantor enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; (vi) the Buyer's mailing address for all Lender’s correspondence and notices is c/o American Realty Capital Healthcare Trust III, Inc., 405 Park Avenue, 14th Floor, New York, New York, 10022, Attn: Healthcare Counsel; (vii) the Guarantor’s mailing address for all Lender’s correspondence and notices is American Realty Capital Healthcare Trust III, Inc., 405 Park Avenue, 14th Floor, New York, New York, 10022, Attn: Healthcare Counsel; (vii) to Buyer’s knowledge, no default exists nor has any event occurred, which, as a result of the passage of time or the expiration of any cure period would constitute a default under the Loan Documents; (viii) all representations and warranties of Buyer in the Purchase Agreement are true and correct; (ix) there is no bankruptcy or receivership proceeding pending or threatened against Buyer or Guarantor; (x) neither Buyer nor Guarantor has any intention as of the date of this Agreement to do any of the following within at least 180 days after said date: (a) seek entry of any order for relief as debtor and a proceeding under the Code (defined below), (b) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (c) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (d) make a general assignment for the benefit of its creditors; (xi) to Buyer’s knowledge, there are no taxes, assessments, or levies of any type whatsoever that can be imposed upon and collected from the Property arising out of or in connection with the ownership or operation of the Property, or any public improvements in the general vicinity of the property other than the normal and customary real estate taxes that are not yet due or payable; (xii) the execution and delivery of this Agreement by Buyer and Buyer’s compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which Buyer is a party or by which it is bound; (xiii) Guarantor represents and warrants as of the date hereof that it has, and covenants that during the term of the Loan that it shall maintain, a minium liquidity of $3,000,000.00 and a maximum leverage of seventy five percent (75%) on an anuual basis, and (xiv) all representations warranties and covenants referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing. Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with its Agreement.

11.RELEASE OF SELLER AND ORIGINAL GUARANTOR. Lender hereby releases Seller from all duties, obligations and liabilities accruing under the Original Loan Documents, including, but not limited to, the repayment of the debt evidenced by the Note, on and after the date that Buyer acquires title to the Property from Seller (the “Acquisition Date”), but nothing herein shall release Seller from any liability (i) resulting from any environmental indemnities contained in the Original Environmental Indemnity , and the Mortgage or the Carveout Obligations relating

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to the presence and/or release of hazardous materials or toxic substances which were first introduced or generated on, in or under the Property prior to the Acquisition Date; or (ii) for those Carveout Obligations identified in the Original Loan Documents accrued and outstanding prior to 11:59 p.m. on the day immediately prior to the Acquisition Date. Lender hereby releases Original Guarantor from all duties, obligations and liabilities accruing under the Original Carveout Guaranty and Original Environmental Indemnity on and after the Acquisition Date, but nothing herein shall release Original Guarantor from any liability (i) resulting from any environmental indemnities contained in Original Environmental Indemnity or the Carveout Obligations relating to the presence and/or release of hazardous materials or toxic substances which were first introduced or generated on, in or under the Property prior to the Acquisition Date; or (ii) for those Carveout Obligations identified in the Original Carveout Guaranty accrued and outstanding prior to 11:59 p.m. on the day immediately prior to the Acquisition Date. This clause is a release of liability only as to Seller (and its members and managers) and Original Guarantor and shall not act or operate to discharge any other person or entity from liability for the debt evidenced by the Note, nor shall this clause act or operate to discharge the Loan Documents. Further, nothing shall release Seller or Original Guarantor from any acts arising from fraudulent or tortious conduct, including but not limited to, intentional misrepresentation of financial data presented to Lender.

12.FURTHER ASSURANCES. Buyer agrees to do any act or execute any additional documents requested by Lender as may reasonably be required by Lender to effectuate the purposes of this Agreement or to perfect or retain its perfected security interest in the Property or the first-lien priority of any such security interest.

13.INUREMENT; NO MODIFICATION OF PURCHASE AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors in interest and permitted assigns. As between Buyer and Seller, the rights and obligations of Buyer and Seller under the Purchase Agreement are not modified by this Agreement.

14.GOVERNING LAW/SEVERABILITY. This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of Georgia. In the event one or more provisions of this Agreement shall be invalid, illegal or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected.

15.INTENTIONALLY DELETED.

16.MODIFICATIONS. Neither this Agreement, nor any term or provision hereof, may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.

17.RELEASE AND WAIVER OF CLAIMS. In consideration of Lender's agreement to enter into this Agreement, Seller and Buyer hereby agree as follows:

A.General Release and Waiver of Claims. Seller and Buyer hereby jointly and severally release and forever discharge Lender, RGA Mortgage Loan Servicing LLC, and their respective

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successors, assigns, partners, directors, officers, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders, representatives, agents, servants and employees from any and all rights, proceedings, agreements, contracts, judgments, debts, costs, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, suspected or unsuspected, choate or inchoate, whether past, present or future, now held, owned or possessed by Seller or Buyer, or which Seller or Buyer may hereafter hold or claim to hold from the beginning of time to the date of this Agreement under common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Property, the Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby including, without limitation, any and all rights, proceedings, agreements, contracts, judgments, debts, expenses, promises, duties, claims, demands, cross-actions, controversies, courses of action, damages, rights, liability and obligations whether based upon tort, fraud, breach of any duty of fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, contract or usury, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of this Agreement (collectively, the "Released Claims"). Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement, the Note, the Mortgage, the other Loan Documents and the negotiations between or on behalf of Buyer and/or Seller and Lender and the demands and requests by Lender of Seller or Buyer concerning this Agreement and the other Loan Documents, including, but not limited to, all meetings, telephone calls, correspondence and/or other contacts among or on behalf of Buyer and/or Seller and Lender incident to the attempts of said parties to reach an Agreement, or in connection with the Note, the Mortgage or the other Loan Documents and the attempt(s) of Lender to collect the Note, and (b) the exercise by Lender of its rights under any of the Loan Documents or any of its rights under this Agreement, the Note, the Mortgage or at law or in equity, but in each case, only to the extent that the foregoing arise in connection with events which occurred prior to the date of this Agreement.

This release is intended to release all liability of any character claimed for damages, of any type or nature, for injunctive or other relief, for attorneys' fees, interest or any other liability whatsoever, whether statutory, or contractual or tort in character, or of any other nature or character, now or henceforth in any way related to any and all matters and dealings of any nature whatsoever asserted or assertable by or on behalf of Buyer and/or Seller against Lender, including, without limitation, any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of fair dealing or good faith, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any other cause of action,

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but only to the extent that the foregoing arise in connection with events which occurred prior to the date of execution hereof.

Buyer and Seller each understand and agree that this is a full, final and complete release and agree that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by Buyer or Seller, or anyone claiming by, through or under Buyer or Seller, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability and that Buyer or Seller, nor those claiming under it will ever claim that it is.

B.Releases Binding on Affiliates of Seller and Buyer. The provisions, waivers and releases set forth are binding upon Seller, Buyer and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

18.NOTICES. All notices given in connection with this Agreement shall be in writing and shall be addressed to the intended recipient thereof at its address as set forth below their signature on this Agreement (or at such other address as such party may designate in writing from time to time by notice given to Seller, Original Guarantor, Buyer, Guarantor or Lender). Additionally, the Mortgage is supplemented to include Buyer at its address set forth below its signature on this Agreement. All notices given to any party of this transaction shall be deemed effectively given as provided for in the Loan Documents.

19.BUYER'S AND GUARANTOR’S SPECIFIC RATIFICATION, REAFFIRMATION AND CONFIRMATION OF LOAN DOCUMENTS. Buyer, and Guarantor, as and when applicable, agree to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions. It is expressly understood that Lender will hereafter require performance of any and all terms, conditions, or requirements of all documents and agreements executed by Buyer and/or Guarantor relating to the Loan Documents. Buyer and Guarantor acknowledge and agree that any performance or non-performance of the Original Loan Documents prior to the Acquisition Date does not affect or diminish in any way the requirement of compliance with the Loan Documents from and after the Acquisition Date. Buyer and Guarantor further acknowledge and agree that the validity or priority of the liens and security interests evidenced by any of the Security Documents are not diminished in any way by this Agreement and that the Mortgage continues to be a first and superior mortgage lien and security interest on the Property. The agreements and obligations of Buyer and Guarantor under the Loan Documents are hereby ratified, brought forward, renewed and extended until the Loan shall have been fully paid and discharged. Buyer and Guarantor hereby ratify, affirm, reaffirm, acknowledge, confirm and agree that the Loan Documents represent the valid, binding and enforceable obligations of Buyer and, where applicable, Guarantor. Lender, Buyer and Guarantor hereby agree that this Agreement and the Loan Documents, as applicable are in full force and effect so that nothing contained herein shall be construed as modifying in any manner the Loan Documents, except as specifically set forth herein. Buyer specifically extends the liens and security interests of the Mortgage and other Loan Documents and agrees that the Mortgage (i) shall cover the Loan, and (ii) shall continue to be in

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full force and effect until the Loan is paid in full and all other obligations under the Loan Documents are fully performed and satisfied. Buyer hereby agrees that this Agreement in no way acts as a diminishment, impairment, release or relinquishment of the liens, power, title, security interest and rights securing or guaranteeing payment of the Loan. The Mortgage and other Loan Documents are hereby renewed, extended, ratified, confirmed and carried forward by Buyer in all respects. Nothing contained herein shall be construed as a waiver of any rights, remedies, or recourses available to Lender with respect to any default by Buyer or Guarantor under this Agreement or any of the Loan Documents, as applicable. Except as otherwise provided herein, Lender hereby preserves all of its rights against Buyer and Guarantor, all collateral, including, without limitation, the Property.

Notwithstanding anything to the contrary set forth in this Agreement or the other Loan Documents, Lender, Buyer and Guarantor agree that from and after the Acquisition Date: (i) American Realty Capital Healthcare Trust III Operating Partnership, L.P. (“ARCH OP”) shall exercise “Legal Control” (as defined in the Mortgage) over Buyer and the Property; (ii) transfers of the of the direct or indirect ownership or beneficial interests in ARCH OP shall be permitted without Lender’s consent or the payment of a fee, provided that at all times ARCH OP (a) retains Legal Control, and (b) Guarantor continues to own at least 51% of the ownership interests in ARCH OP; (iii) the offer, sale, listing, transfer or issuance of the publicly-held securities of Guarantor shall be permitted without Lender’s consent or the payment of a fee; and (iv) Buyer’s assets may be included in the consolidated financial statements of Guarantor.

20.NO JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, SELLER, ORIGINAL GUARANTOR, BUYER, GUARANTOR AND LENDER HEREBY SEVERALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THE NOTE, MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENT OR ORIGINAL LOAN DOCUMENTS CONCERNING THE OBLIGATIONS THEREUNDER AND/OR WITH REGARD TO THE PROPERTY OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED IN THE MORTGAGE, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM.SELLER, ORIGINAL GUARANTOR, BUYER AND GUARANTOR ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING THE CREDIT DESCRIBED HEREIN, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THE SELLER, ORIGINAL GUARANTOR, BUYER AND GUARANTOR HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THE MORTGAGE AND EACH UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

21.BANKRUPTCY OF BUYER OR GUARANTOR. Buyer and Guarantor as a material inducement to Lender to enter into this Agreement, and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, by its execution hereof covenant and agree that if Buyer or Guarantor shall (i) file any petition with any bankruptcy court

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or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer and Guarantor irrevocably consent, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer and Guarantor hereby irrevocably waive their right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer and Guarantor agree that Lender will be entitled to and they hereby consent to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests. Buyer and Guarantor further agree that the filing of any petition for relief under the Code which postpones, prevents, delays, or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code upon motion therefor by Lender. Further, Buyer and Guarantor agree that neither of them will seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

22.COMPLIANCE WITH INTEREST LAW. It is the intention of Seller, Buyer, and Lender to conform strictly to the Interest Law (herein defined). Accordingly, Buyer and Lender agree that any provisions contained in the Note or in any of the other Loan Documents to the contrary notwithstanding, the aggregate of all interest, or consideration constituting interest under the Interest Law, that is taken, reserved, contracted for, charged or received under the Note or under any of the aforesaid documents or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Note or in any of the other Loan Documents, then (a) the provisions of this paragraph shall govern and control, (b) neither Buyer nor Buyer's successors or assigns shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law, (c) any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the Indebtedness (or if the

Loan No. 73100202

Note shall have been paid in full, refunded to Buyer), and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as hereinafter defined). To the extent permitted by the Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Note. For purposes of the Note, "Interest Law" shall mean any present or future law of the State of Georgia (meaning the internal laws of said state and not the laws of said state relating to choice of law), the United States of America or any other jurisdiction, which has application to the interest and other charges under the Note or under any of the other Loan Documents and to the classification of Buyer under such law. For purposes of the Note, the "Maximum Legal Rate of Interest" shall mean the maximum effective contract rate of interest that Lender may from time to time, by agreement with the Buyer, legally charge Buyer and in regard to which Buyer would be prevented from successfully raising the claim or defense of usury under the Interest Law as now or hereafter construed by courts of appropriate jurisdiction.

23.TERMS GENERALLY. Each definition contained in this or any other Article of this Agreement shall apply equally to both the singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and neuter form, which ever is appropriate to the context. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words, "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it

24.SECURITIES ACT OF 1933. Neither Buyer, Seller nor any agent acting on behalf of either Buyer or Seller has offered the Note or any similar obligation of the Buyer or Seller for sale to or solicited any offers to buy the Note or any similar obligation of the Buyer or Seller from any person or party other than Lender, and neither Buyer, Seller nor any agent acting on behalf of either Buyer or Seller will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

25.COMPLIANCE WITH ERISA. As of the date of this Agreement, the Buyer maintains no employee benefit plans that require compliance with ERISA. If at any time the Buyer shall institute any employee benefit plans, the Buyer shall at all times comply with the requirements of ERISA.

26.DOCUMENTATION REQUIREMENTS, SUFFICIENCY OF CONSENTS AND APPROVALS. Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to Lender shall be duly executed by the person or party specified (or where no particular person or party is specified, by such person or party as Lender shall require), duly acknowledged where required by Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the

Loan No. 73100202

premises by governmental authority; shall be furnished to Lender in one or more copies as required by Lender; and shall in all respects be in form and substance satisfactory to Lender and its legal counsel. All title policies, surveys, appraisals, and other evidence, information or documentation required by Lender shall be in form and substance satisfactory to Lender and its legal counsel in all respects.

27.EVIDENTIARY REQUIREMENTS. Where evidence of the existence or non-existence of any circumstance or condition is required by this Agreement or any of the other Loan Documents to be furnished to Lender, such evidence shall in all respects be in form and substance satisfactory to Lender, and the duty to furnish such evidence shall not be considered satisfied until Lender shall have acknowledged in writing that it is satisfied therewith.

28.NUMBER, ORDER AND CAPTIONS IMMATERIAL. The numbering, order and captions or headings of the several articles, sections and paragraphs of this Agreement, the Note, the Mortgage and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

29.ENTIRE AGREEMENT. THIS AGREEMENT, AND THE LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE ASSUMPTION OF THE LOAN BY BUYER AND LENDER'S CONSENT TO THE TRANSFER OF THE PROPERTY TO BUYER, AND SUPERSEDES ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN THEM CONCERNING SAID SUBJECT MATTER. THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN AND AMONG THE PARTIES HERETO, RELATING TO THE SUBJECT MATTER CONTAINED IN THE AGREEMENT, WHICH ARE NOT FULLY EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS. THIS AGREEMENT MAY BE EXECUTED AND ACKNOWLEDGED IN MULTIPLE COUNTERPARTS FOR THE CONVENIENCE OF THE PARTIES, WHICH TOGETHER SHALL CONSTITUTE ONE AGREEMENT, AND THE COUNTERPART SIGNATURE AND ACKNOWLEDGMENT PAGES MAY BE DETACHED FROM THE VARIOUS COUNTERPARTS AND ATTACHED TO ONE COPY OF THIS AGREEMENT TO SIMPLIFY THE RECORDATION OF THIS AGREEMENT. THE REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THIS AGREEMENT SHALL CONTINUE AND SURVIVE THE TRANSFER OF THE PROPERTY TO BUYER.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE

SEE NEXT PAGE FOR SIGNATURES

Loan No. 73100202

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the day and date first written above.

SELLER:

Signed, sealed and delivered	ICM VI – PHILIP CENTRE,
in the presence of:	LP, a Georgia limited partnership

Unofficial Witness	By: ICM VI Management, LLC, a Georgia limited
liability company, its General Partner
Notary Public
By: ICM Realty Group Ltd., an Alberta corporation,
its sole Member

My Commission Expires:	By: /s/ Bruce Timm
Bruce Timm
Its: President
[AFFIX NOTARIAL SEAL]
Date: 8/14/15
Tax ID #: 35-2455485
Mailing Address:
#114, 280 Midpark Way SE
Calgary, AB T2X 1J6, Canada

ORIGINAL GUARANTOR:
Signed, sealed and delivered
in the presence of:	/s/ Bruce Timm
Bruce Timm
Unofficial Witness
Date: ___________________
Notary Public	Tax ID #: 9030784847
Mailing Address:
#114, 280 Midpark Way SE
Calgary, AB T2X 1J6, Canada
My Commission Expires:

[AFFIX NOTARIAL SEAL]

SEE NEXT PAGE FOR ADDITIONAL SIGNATURES

Assumption Agreement – Signature Page

Loan No. 73100202

BUYER:

Signed, sealed and delivered	ARHC PPLVLGA01, LLC, a Delaware
in the presence of:	limited liability company

Unofficial Witness
By: /s/ Jesse Galloway
Notary Public	Print Name: Jesse Galloway
Title: Authorized Signatory
Date: 8/14/15
Tax ID #: 47-4367541
My Commission Expires:	Mailing Address: 405 Park Avenue, 14th Floor, New
York, NY 10022

[AFFIX NOTARIAL SEAL]

GUARANTOR:

Signed, sealed and delivered	AMERICAN REALTY CAPITAL HEALTHCARE
in the presence of:	TRUST III, INC., a Maryland corporation

By: /s/ Thomas P. D’Arcy
Unofficial Witness	Title: Chief Executive Officer and President
Print Name: Thomas P. D’Arcy
Notary Public	Date: 8/14/15
Tax ID #: 38-3930747
Mailing Address: 405 Park Avenue, 14th Floor, New
York, NY 10022
My Commission Expires:

[AFFIX NOTARIAL SEAL]

SEE NEXT PAGE FOR ADDITIONAL SIGNATURE

Assumption Agreement – Signature Page

Loan No. 73100202

LENDER:

Signed, sealed and delivered	RGA REINSURANCE COMPANY, a Missouri
in the presence of:	corporation

By: /s/ Michael McLellan
Unofficial Witness	Print Name: Michael McLellan
Title: Senior Vice President
Notary Public	Notice Address of Lender:
P.O. Box 771320
St. Louis, Missouri 63177
Attention: RGA Mortgage Loan Servicing LLC
My Commission Expires:

[AFFIX NOTARIAL SEAL]

Assumption Agreement – Signature Page

EXHIBIT A
LEGAL DESCRIPTION CONTINUED

EXHIBIT A
LEGAL DESCRIPTION

All that tract or parcel of land lying and being in Land Lot 9, 7th District, Gwinnett County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin set at the northeast corner of a mitered intersection of the northerly right-of-way line of Philips Boulevard (having an 80-foot right-of-way) and the easterly right-of-way line of Katherine Oak Court (having a 60-foot right-of-way); Thence running along the easterly right-of-way line of Katherine Oak Court, South 79°02'41" West, 15.56 feet to an iron pin set; Thence, North 55°57'19" West, 250.78 feet to a :W' rebar found; Thence leaving said easterly right-of-way line of Katherine Oak Court and running, North 34°02'41" East, 87.26 feet to a %" rebar found; Thence, North 51°26'15" East, 227.21 feet to a point; Thence, North 74°19'54" East, 304.39 feet to a point; Thence, South 72°25'50" East, 231.02 feet to a parker kalon nail set; Thence, South 15°44'52" East, 50.93 feet to an iron pin set along the northerly right-of-way line of Philip Boulevard; Thence running along the northerly right-of-way line of Philip Boulevard, South 68°24'39" West, 141.25 feet to a point; Thence, North 21°35'17" West, 4.54 Feet to a point; Thence, South 68°34'22" West, 89.34 feet to a point; Thence, South 66°53'15" West, 63.97 feet to a point; Thence, South 61°52'30" West, 61.94 feet to a point; Thence, 50.90 feet along the arc of a curve to the left having a radius of 684.47 feet and being scribed by a chord bearing South 58°02'10" West, 50.89 feet to a point; Thence, South 34°05'39" East, 3.11 feet to a point; Thence, 220.36 feet along the arc of a curve to the left having a radius of 681.36 feet and being scribed by a chord bearing South 46°38'35" West, 219.40 Feet to an iron pin set and the true POINT OF BEGINNNING.

Said tract contains 3.41 acres (148,721 square feet) more or less, as shown in a survey prepared for Grove Street Lawrenceville, LLC, ICM VI - Philip Centre, LP, RGA Reinsurance Company, its successors and/or assigns, Republic Commercial Title Company, LLC and First American Title Insurance Company by Point To Point Land Surveyors, Inc. dated July 25, 2012 and last revised September 26, 2012.

Being all of Tract I as shown on Plat entitled "A Subdivision Plat Prepared for: Grove Street Lawrenceville, LLC" recorded in Plat Book 129, Page 154, 155 of the
Public Records of Gwinnett County, Georgia.

TOGETHER WITH, the rights, privileges, easements and appurtenances created by the following:

a.
Terms and conditions of that certain Easement Agreement between Oxford Lane JV LLC and Grove Street Lawrenceville, LLC, dated March 16, 2007, filed March 19, 2007 and recorded in Deed Book 47688, Page 63, aforesaid records.

EXHIBIT A
LEGAL DESCRIPTION CONTINUED

b.	Terms and condition of that certain Storm Water Easement and Maintenance
Agreement between Oxford Lane JV LLC and Grove Street Lawrenceville, LLC, dated March 16, 2007, filed March 19, 2007 and recorded in Deed Book 47688, Page 50, aforesaid records.

c.
Terms and conditions of that certain Reciprocal Easement Agreement by and between Grove Street Lawrenceville, LLC and ICM VI-Philip Centre, LP, dated September 27, 2012 and recorded in Deed Book 51698, Page 177 aforesaid records.